SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 5 — SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and there are no other material subsequent events to report except the following:

On August 1, 2013, the Oncologix Tech, Inc., a publicly traded company, acquired all of the outstanding shares of common stock of ANGELS OF MERCY, INC. (“Dotolo”), a personal care company. The acquisition was accounted for using the acquisition method of accounting and the purchase price was allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. Identifiable intangible assets include goodwill. The purchase price consisted of the following: a) payment of $100,000 cash at closing; b) issuance of a promissory note in the amount of $550,000; c) issuance of one million warrants to purchase the common stock of Oncologix Tech, Inc. with an exercise price of $0.015; d) payment of $65,000 in broker fees.

The purchase price was allocated to assets acquired and liabilities assumed as follows:

Cash and cash equivalents	$27,121
Accounts receivable (net)	111,581
Prepaid expenses and other current assets	7,851
Property and equipment	57,000
Purchased goodwill	478,721

Total assets acquired	$682,274

Accounts payable and other accrued expenses	$9,688

Total liabilities assumed	$9,688